Exhibit 99.1

August 5, 2015

ShoreTel, Inc.
960 Stewart Drive
Sunnyvale, CA 94085
Attn:  Michael Healy, CFO

Re:	Amended and Restated Credit Agreement, dated as of October 22, 2014, among SHORETEL, INC., a Delaware corporation ( the “Borrower”), the several banks and other financial institutions or entities party thereto (each a “Lender” and, collectively, the “Lenders”), SILICON VALLEY BANK (“SVB”), as the Issuing Lender and the Swingline Lender, and SVB, as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”) (as amended, restated, amended and restated, supplemented, restructured or otherwise modified prior to the date hereof, the “Credit Agreement”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to such terms in the Credit Agreement.

Dear Mr. Healy:

The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in the manner specified herein (this agreement being referred to herein as the “Amendment”).  The Administrative Agent and the Lenders have agreed to so amend the Credit Agreement, subject to the terms and conditions set forth in this Amendment.

Accordingly, subject to the satisfaction of the conditions to effectiveness described in Section 3 hereof, the parties hereto hereby agree as follows:

1.            Amendment to Credit Agreement.  With effect from and after the Effective Date (as defined below), the definition of “Change of Control” appearing in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Change of Control”:  (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)‑5 under the Exchange Act), directly or indirectly, of 35% or more of the ordinary voting power for the election of directors of the Borrower (determined on a fully diluted basis); or (b) at any time, the Borrower shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of each Guarantor free and clear of all Liens (except Liens permitted by Section 7.3 and other than as a result of a Disposition permitted by Section 7.5 or a merger, consolidation or amalgamation permitted by Section 7.4, in any such case, as a result of which such Guarantor ceases to be a Subsidiary).

Amendment to Amended and Restated Credit Agreement

2.              Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to amend the Credit Agreement in the manner specified in Section 1 hereof, the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)            no Default or Event of Default exists immediately before or immediately after giving effect to the amendment contemplated in Section 1 above;

(b)            the execution, delivery and performance by the Borrower of this Amendment (and the execution and delivery of this Amendment by M5 Networks, Inc., a Delaware corporation (the “Guarantor”)) have been duly authorized by all necessary corporate or other action on the part of such Loan Party and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable;

(c)            this Amendment and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower (and, as applicable, the Guarantor) and are enforceable against the Borrower (and, as applicable, the Guarantor) in accordance with their respective terms, without defense, counterclaim or offset; and

(d)            each of the representations and warranties made by the Borrower and the Guarantor in or pursuant to any Loan Document (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of the date hereof, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

3.              Conditions to Effectiveness.  This Amendment shall become effective as of the date (the “Effective Date”) upon which the Administrative Agent shall have received from the Borrower, the Guarantor and the each Lender a duly executed original (or, if elected by the Administrative Agent, an executed facsimile followed promptly by an executed original) counterpart of this Amendment.

4.              Reservation.  The Borrower and the Guarantor acknowledge and agree that neither the execution nor the delivery by the Administrative Agent or any Lender of this Amendment shall (a) be deemed to create a course of dealing or otherwise obligate the Administrative Agent or any such Lender to grant other modifications to the terms of the Credit Agreement under the same or similar circumstances in the future, or (b) be deemed to create an implied waiver of any right or remedy of the Administrative Agent or any Lender with respect to any term or provision of any Loan Document (including any term or provision relating to the occurrence of a Material Adverse Effect).

5.              Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.  This Amendment is subject to the provisions of Section 10.14 of the Credit Agreement relating to jurisdiction, venue, jury trial waiver and judicial reference, which provisions are by this reference incorporated herein, mutatis mutandis, as if set forth herein in full.

6.              Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the benefit of their respective permitted successors and assigns.  No third party beneficiaries are intended in connection with this Amendment.

7.              Entire Agreement; Amendments.  This Amendment, together with the Credit Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein.  This Amendment supersedes all prior drafts and communications with respect hereto and may not be amended except in accordance with the provisions of Section 10.1 of the Credit Agreement.

Amendment to Amended and Restated Credit Agreement

8.              Severability.  If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, respectively.

9.              Reimbursement of Costs and Expenses.  The Borrower covenants, in accordance with Section 10.5 of the Credit Agreement, to pay or reimburse the Administrative Agent, upon demand, for all reasonable and documented costs and expenses incurred by the Administrative Agent in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

10.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one agreement.

11.           Loan Document.  This Amendment shall constitute a Loan Document.

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Amendment to Amended and Restated Credit Agreement

Please indicate your acknowledgement of and agreement with the terms and provisions set forth in this Amendment by countersigning and returning six originally-executed counterpart signature pages hereto to the attention of Stephen Chang at Silicon Valley Bank, 555 Mission Street, Suite 900, San Francisco, CA 94105.

Very truly yours,

SILICON VALLEY BANK,
as Administrative Agent, a Lender, the
Swingline Lender and the Issuing Lender

By:	/s/ Stephen Chang
Name:	Stephen Chang
Title:	Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Thomas R. Sullivan
Name:	Thomas R. Sullivan
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ F. Cummins
Name:	F. Cummins
Title:	Vice President

SUNTRUST BANK,
as a Lender

By:	/s/ Brian Guffin
Name:	Brian Guffin
Title:	Director

ACKNOWLEDGED AND AGREED:

SHORETEL, INC.,
as the Borrower

By:	/s/ Mike E. Healy
Name:	Mike E. Healy
Title:	SVP Finance and CFO

M5 NETWORKS, LLC,
as the Guarantor

By:	/s/ Mike E. Healy
Name:	Mike E. Healy
Title:	SVP Finance and CFO